Incorporation No. BC0549708

ARTICLES

OF

INNEXUS BIOTECHNOLOGY INC.

(the “Company”)

TABLE OF CONTENTS

PART

ARTICLE

SUBJECT

INTERPRETATION

1.1

Definitions

1.2

Business Corporations Act definitions apply

1.3

Interpretation Act applies

1.4

Conflict in definitions

1.5

General Interpretations

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

2.2

Form of share certificate

2.3

Right to share certificate

2.4

Shares jointly owned

2.5

Sending of share certificate

2.6

Replacement of worn out or defaced certificate

2.7

Replacement of lost, stolen or destroyed certificate

2.8

Splitting share certificates

ISSUE OF SHARES

3.1

Directors authorized to issue shares

0.2

Company need not recognize unregistered interests

SHARE TRANSFERS

4.1

Central Securities Register

4.2

Recording or registering transfer

4.3

Form of instrument of transfer

4.4

Signing of instrument of transfer

4.5

Transfer fee

4.6

Certificate as evidence of title

4.7

Documents for transmission

PURCHASE OF SHARES

5.1        Company authorized to purchase shares

5.2

Shares to be redeemed

5.3

Cancellation and retention of shares

.

ALTERATIONS

6.1

Alteration of Authorized Share Structure

6.2

Special Rights and Restrictions

6.3

Change of Name

6.4

Other Alterations

7.

BORROWING POWER

7.1         Power of directors

7.2

Signing authority

8.

GENERAL MEETINGS

8.1

Annual General Meetings

8.2

Where annual general meeting is deemed to have been held

8.3

Requisition for shareholder meetings

8.4

Notice of meeting

8.5

Waiver of notice

8.6

Record Date for Notice

8.7

Record Date for Voting

8.8

Failure to Give Notice and Waiver of Notice

8.9

Special business

9.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

9.1

Special business

9.2

Special Majority

9.3

Quorum

9.4

One shareholder may constitute quorum

9.5

Other persons may attend

9.6

Requirement of quorum

9.7

Lack of quorum

9.8

Lack of quorum at succeeding meeting

9.9

Chair

9.10

Alternate chair

9.11

Adjournments

9.12

Notice of adjourned meeting

9.13

Motion need not be seconded

9.14

Voting

9.15

Manner of taking a poll

9.16

Demand for a poll on adjournment

9.17

Demand for a poll not to prevent continuation of meeting

9.18

Poll not available in respect of election of chair

9.19

Casting of votes on poll

9.20

Chair must resolve dispute

9.21

Chair has no second vote

9.22

Declaration of result

9.23

Retention and Destruction of Ballots and Proxies

10.

VOTES OF SHARHOLDERS

10.1

Voting rights

10.2

Trustee of shareholder may vote

10.3

Votes by joint shareholders

10.4

Trustees as joint shareholders

10.5

Representative of a corporate shareholder

10.6

Proxy Provisions do not apply to all Companies

10.7

Appointment of proxy holder

10.8

Alternate proxy holders

10.9

Proxy holder need not be shareholder

10.10

Form of proxy

10.11

Deposit of Proxies

10.12

Revocation of proxies

10.13

Revocation of proxies must be signed

10.14

Validity of proxy votes

10.15

Production of evidence of authority to vote

11.

ELECTION AND REMOVAL OF DIRECTORS

11.1

First Directors

11.2

Number of directors

11.3

Change in number of directors

11.4

Election of directors

11.5

Consent to be a Director

11.6

Failure to elect or appoint directors

11.7

Places of retiring Directors Not Filled

11.8

Directors may fill Casual Vacancies

11.9

Remaining Directors Power to Act

11.10

Additional directors

11.11

Directors’ acts valid despite vacancy

11.12

Qualification as Director and

Share qualification

11.13

Remuneration

11.14

Alternate director

11.15

Revocation of appointment

11.16

Ceasing to be a Director

11.17

Removal of Director by Shareholders

11.18

Removal of Director by Directors

12.

POWERS AND DUTIES OF DIRECTORS

12.1

Powers of Management

12.2

Appointment of Attorney of Company

13.

PROCEEDINGS OF DIRECTORS

13.1

Meeting of directors

13.2

Chair of meetings

13.3

Voting at meetings

13.4

Who may call extraordinary meetings

13.5

Notice of extraordinary meetings

13.6

When notice not required

13.7

Meeting valid despite failure to give notice

13.8

Waiver of notice of meetings

13.9

Effect of waiver

13.10

Quorum

13.11

If only one director

13.12

Validity of Acts Where Appointment Defective

13.13

Consent Resolution

14.

COMMITTEES OF DIRECTORS

14.1

Appointment of committees

14.2

Obligations of committee

14.3

Powers of boards

14.4

Committee meetings

14.5

Audit committee

15.

OFFICERS

15.1

Appointment of officers

15.2

Functions, duties and powers of officers

15.3

Qualifications

15.4

Remuneration and Terms of Appointment

15.5

Disclosure of interest

DISCLOSURE OF INTEREST OF DIRECTORS

16.1

Obligation to Account for Profits

16.2

Restrictions on Voting by Reason of Interest

16.3

Interested Director Counted in Quorum

16.4

Disclosure of Conflict of Interest or Property

16.5

Other office of directors

16.6

No disqualification

16.7

Professional services by director or officer

16.8

Accountability

17.

INDEMNIFICATION

17.1

Indemnification of directors

17.2

Deemed contract

17.3

Indemnification of Other Persons

17.4

Non-compliance with Business Corporations Act

17.5

Company May Purchase Insurance

18.

DIVIDENDS

18.1

Declaration of dividends

18.2

No notice required

18.3

Directors may determine when dividends payable

18.4

Record Date

18.5

Dividends to be paid in accordance with number of shares

18.6

Manner of paying dividends

18.7

Dividend bears no interest

18.8

Fractional dividends

18.9

Payment of dividends

18.10

Receipt of joint shareholders

18.11

Capitalization of Surplus

ACCOUNTING RECORDS

19.1

Recording of financial affairs

19.2

Inspection of Accounting Records

20.

EXECUTION OF INSTRUMENTS UNDER SEAL

20.1

Who may attest seal

20.2

Sealing copies

20.3

Form of signature

21.

NOTICES

21.1

Method of Giving Notice

21.2

Deemed Receipt of Mailing

21.3

Certificate of Sending

21.4

Notice to joint shareholders

21.5

Notice to trustees

22.

         SPECIAL RIGHTS AND RESTRICTION

23.

NUMBER AND DESIGNATION OF AND RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE SERIES “A” CONVERTIBLE PREFERRED SHARES

1

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LESCHERT & COMPANY

Law Corporation

Incorporation No. BC0549708

ARTICLES

OF

INNEXUS BIOTECHNOLOGY INC.

PART 1 - INTERPRETATION

Definitions

1.1

Without limiting Article 1.2, in these articles, unless the context requires otherwise:

(a)

“adjourned meeting” means the meeting to which a meeting is adjourned under Article 9.7 or 9.11;

(b)

"board" and "directors" mean the directors or sole director of the Company for the time being;

(c)

"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c.57, and includes its regulations;

(d)

"Interpretation Act" means the Interpretation Act, R.S.B.C. 1996, c.238;

(e)

"trustee", in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder;

Business Corporations Act definitions apply

1.2

The definitions in the Business Corporations Act apply to these articles.

Interpretation Act applies

1.3

The Interpretation Act applies to the interpretation of these articles as if these articles were an enactment.

Conflict in definitions

0.4

If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these articles.

General interpretation

0.5

Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing individuals shall include corporations and vice versa.

PART 2 - SHARES AND SHARE CERTIFICATE

Authorized Share Structure

2.1

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

Form of share certificate

2.2

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

Right to share certificate

2.3

Each shareholder is entitled, without charge, to one certificate representing the share or shares of each class or series of shares held by the shareholder.  If a shareholder requests the Company to issue to him more than one share certificate for any shares of the same class or series registered in his name, the Directors may prescribe the fee to be paid for each additional certificate.

Shares jointly owned

2.4

In respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all.  Save in the case of the personal representatives of a deceased shareholder, the directors may refuse to register more than three persons as the joint holders of a share.

Sending of share certificate

2.5

Any share certificate to which a shareholder is entitled may be sent to the shareholder by mail and neither the Company nor any agent is liable for any loss to the shareholder because the certificate sent is lost in the mail or stolen.

Replacement of worn out or defaced certificate

2.6

If the directors are satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any , as they think fit,

(a)

Order the certificate to be cancelled, and

(b)

Issue a replacement share certificate.

Replacement of lost, stolen or destroyed certificate

2.7

If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the directors receive

(a)

proof satisfactory to them that the certificate is lost, stolen or destroyed,

(b)

any indemnity the directors consider adequate, and

(c)

such sum, not exceeding the amount permitted by the Business Corporations Act, as the directors may from time to time fix, shall be paid to the Company for each certificate to be issued.

Splitting share certificates

2.8

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name 2 or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request.

PART 3 - ISSUE OF SHARES

Directors authorized to issue shares

3.1

The Directors may, subject to the Business Corporations Act , the Notice of Articles and these articles and the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors, in their absolute discretion, may determine.

Company need not recognize unregistered interests

3.2

Except as required by law or these articles, the Company need not recognize or provide for any person’s interests in or rights to a share unless that person is the shareholder of the share.

PART 4 - SHARE TRANSFERS

Central Securities Register

4.1

The Company shall maintain in British Columbia a central securities register on and subject to the requirements of the Business Corporations Act, provided that the Directors may also appoint one or more agents to maintain the central securities register or to act as transfer agent for one or more class or series of its shares, as the case may be on such terms and conditions as the directors, in their absolute discretion, may determine.

Recording or registering transfer

4.2

A transfer of a share of the Company must not be recorded or registered

(a)

unless a duly signed instrument of transfer in respect of the share has been received by the Company and the certificate representing the share to be transferred has been surrendered and cancelled, or

(b)

if no certificate has been issued by the Company in respect of the share, unless a duly signed instrument of transfer in respect of the share has been received by the Company.

Form of instrument of transfer

4.3

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

Signing of instrument of transfer

4.4

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer,

(a)

in the name of the person named as transferee in that instrument of transfer, or

(b)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.

Transfer fee

4.5

There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

Certificate as evidence of title

4.6

Neither the Company nor any director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

Documents for transmission

4.7

In the case of the death of a shareholder, the survivors where the deceased was a joint registered holder, and the personal representatives of the deceased where he was the sole registered holder, shall be the only persons recognized by the Company as having any title to the deceased’s interest in the shares registered in his name.  Before recognizing any personal representative, the directors may require him to deliver to the Company the documents required by the Business Corporations Act and such other evidence as the directors may require of the personal representative’s appointment, including a grant of probate, letters of administration or other similar documentation from the jurisdiction in which the shares are to be transferred, and of the payment or satisfaction of all taxes, duties, fees and other similar assessments payable to any governmental authority of any applicable jurisdiction with respect to the shares arising out of the shareholder’s death.

PART 5 – PURCHASE OF SHARES

Company authorized to purchase shares

a.1

Subject to the special rights and restrictions attached to any class or series of shares, the Company may, by resolution of the directors and in compliance with the Business Corporations Act, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution, or redeem any of its shares which have a right of redemption attached to them.  No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent.

Shares to be redeemed

5.2

If the Company proposes at its option to redeem some but not all of the shares of any class or series, the directors may, subject to the special rights and restrictions attached to the shares of such class or series, decide the manner in which the shares to be redeemed shall be selected, and, subject as aforesaid, need not redeem pro rata.

Cancellation and retention of shares

5.3

Subject to the Business Corporations Act and these articles, any shares purchased or redeemed by the Company, if not cancelled, may be sold or, if cancelled (but still in the Company’s authorized share structure), may be reissued, but, while such shares which have not been cancelled are held by the Company, it shall not exercise any vote in respect of such shares and no dividend or other distribution shall be paid or made thereon.

PART 6 - ALTERATIONS

Alteration of Authorized Share Structure

6.1

Subject to Article 6.2 and the Business Corporations Act, the Company may by special resolution:

(a)

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)

if the Company is authorized to issue shares of a class of shares with par value:

(i)

decrease the par value of those shares; or

(ii)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)

alter the identifying name of any of its shares; or

(g)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

Special Rights and Restrictions

a.2

Subject to the Business Corporations Act, the Company may by special resolution:

(a)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)

vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

Change of Name

6.3

The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name.

Other Alterations

6.4

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

PART 7 – BORROWING POWERS

Powers of directors

7.1

Subject to the Business Corporations Act, the directors may from time to time on behalf of the Company:

(a)

borrow money in the manner and amount, on such security, or without security, from such sources and on such terms and conditions that they consider appropriate,

(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person,

(c)

guarantee the repayment of money by any other person or the performance of any obligation of any other person, and

(d)

mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.

Signing authority

7.2

Every debt obligation of the Company shall be signed manually by at least one director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the debt obligation appointed by the Company or under any instrument under which the debt obligation is issued, or by or on behalf of a trustee who certifies it in accordance with a trust indenture, and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such debt obligation to hold at the date of the issue thereof.

PART 8 – GENERAL MEETINGS

Annual general meetings

8.1

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

When annual general meeting is deemed to have been held

8.2

If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date selected, under the Business Corporations Act, in the unanimous resolution.

Requisition for shareholder meetings

8.3

The directors may, whenever they think fit, call a meeting of shareholders.  A general meeting, if requisitioned in accordance with the Business Corporations Act, shall be convened by the directors or, if not convened by the directors, may be convened by the requisitionists as provided in the Business Corporations Act.

Notice of meeting

8.4

A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Business Corporations Act and in the manner hereinafter in these articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these articles to receive such notice from the Company.  Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any shareholder shall not invalidate the proceedings at that meeting.  Any such notice of a meeting shall be sent to each director and to each shareholder entitled to attend the meeting, not more than two (2) months prior to the meeting and

(a)

if the Company is a public company, not less than 21 days prior to the meeting, and

(b)

if the Company is not a public company, not less than 10 days prior to the meeting.

Waiver of notice

8.5

All the shareholders of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

Record Date for Notice

8.6

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Record Date for Voting

8.7

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Failure to Give Notice and Waiver of Notice

8.8

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

Special business

8.9

If a general meeting is to consider special business within the meaning of Article 9.1, the notice of meeting must

(a)

state the general nature of the special business, and

(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders

(i)

at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified by the notice, and

(ii)

during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 9 – PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

Special business

9.1

At a meeting of shareholders, the following business is special business:

(a)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)

at an annual general meeting, all business is special business except for the following:

(i)

business relating to the conduct of, or voting at, the meeting;

(ii)

consideration of any financial statements of the Company presented to the meeting;

(iii)

consideration of any reports of the directors or auditor;

(iv)

the setting or changing of the number of directors;

(v)

the election or appointment of directors;

(vi)

the appointment of an auditor;

(vii)

the setting of the remuneration of an auditor;

(viii)

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution.

Special Majority

9.2

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is three quarters of the votes cast on the resolution.

Quorum

9.3

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least one-twentieth of the issued shares entitled to be voted at the meeting.

One shareholder may constitute quorum

9.4

If there is only one shareholder entitled to vote at a meeting of shareholders,

(a)

the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)

that shareholder, present in person or by proxy, may constitute the meeting.

Other persons may attend

9.5

The directors, the president, if any, the secretary, if any, and any lawyer or auditor for the Company are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

Requirement of quorum

9.6

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

Lack of quorum

9.7

If, within half hour from the time set for the holding of a meeting of shareholders, a quorum is not present,

(a) in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved, and

(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

Lack of quorum at succeeding meeting

9.8

If, at the meeting to which the first meeting referred to in Article 9.7 was adjourned, a quorum is not present within half hour from the time set for the holding of the meeting, the persons present and being, or representing by proxy, shareholders entitled to attend and vote at the meeting constitute a quorum.

Chair

9.9

The following individual is entitled to preside as chair at a meeting of shareholders:

(a)

the chair of the board, if any;

(b)

if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any;

(c)

where so requested by the chair of the board, if any, or, in his absence, the president, if any, the solicitor for the Company; or

(d)

if both the chair of the board, if any, or president, if any, are absent or unwilling to act as chair of the meeting and have not requested the solicitor for the Company to so act, a director selected from among their number by the directors present at the meeting or, if approved by such directors, the solicitor for the Company.

Alternate chair

9.10

If, at any meeting of shareholders, there is no chair of the board or president present within fifteen minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders present in person or by proxy must choose any person present at the meeting to chair the meeting.

Adjournments

9.11

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Notice of adjourned meeting

9.12

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Motion need not be seconded

9.13

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Voting

9.14

Subject to the provisions of the Business Corporations Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one shareholder or proxy holder entitled to vote who is present.  A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

Manner of taking a poll

9.15

Subject to Article 9.16, if a poll is duly demanded at a meeting of shareholders,

(a) the poll must be taken

(i)

at the meeting, or within 7 days after the date of the meeting, as the chair of the meeting directs, and

(ii)

in the manner, at the time and at the place that the chair of the meeting directs,

(b) the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded, and

(a)

the demand for the poll may be withdrawn.

Demand for a poll on adjournment

9.16

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Demand for a poll not to prevent continuation of meeting

9.17

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Poll not available in respect of election of chair

9.18

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

Casting of votes on poll

9.19

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

Chair must resolve dispute

9.20

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the same, and his or her determination made in good faith is final and conclusive.

Chair has no second vote

9.21

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Declaration of result

9.22

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting.  Every ballot cast upon a poll and every proxy appointing a proxy holder who casts a ballot upon a poll shall be retained by the Company for such period and be subject to such inspection as the Business Corporations Act may provide.

Retention and Destruction of Ballots and Proxies

9.23

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

PART 10 – VOTES OF SHAREHOLDERS

Voting rights

10.1

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 10.3,

(a)

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

(b)

on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carries the right to vote on that poll and may exercise that vote either in person or by proxy.

Trustee of shareholder may vote

10.2

A person who is not a shareholder may vote on a resolution at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the meeting at which the resolution is to be considered, or the directors, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

Votes by joint shareholders

10.3

If there are joint shareholders registered in respect of any share,

(a)

any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it, or

(b)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, the joint shareholder present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share.

Trustees as joint shareholders

10.4

Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 10.3, deemed to be joint shareholders.

Representative of a corporate shareholder

10.5

If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person as its representative at any meeting of shareholders of the Company, and,

(a)

for that purpose, the instrument appointing a representative must

(i)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, by written instrument, telefax, telegram, telex, electronic mail or any method of transmitting legibly recorded written messages, at least two business days before the day set for the holding of the meeting, or

(ii)

be provided, at the meeting, to the chair of the meeting, and

(b)

if a representative is appointed under this Article,

(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder, and

(ii)

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Proxy Provisions Do Not Apply to All Companies

10.6

Articles 10.7 to 10.15 (the “Proxy Provisions”) shall apply to the Company while it is not a company which is subject to the Statutory Reporting Company Provisions and is not a public company which is subject to other statutory provisons respecting the matters covered by the Proxy Provisions (“Public Proxy Rules”).  In any other event, the Proxy Provisions shall apply to the Company only to the extent that the Proxy Provisions do not conflict with the Statutory Reporting Company Provisions, if then applicable to the Company, or any Public Proxy Rules which the Company may then be subject to and, in the event of any conflict between the terms of the Statutory Reporting Company Provisions or such Public Proxy Rules, and the Proxy Provisions, the terms of the the Statutory Reporting Company Provisions or such Public Proxy Rules, whichever is applicable, shall prevail.

Appointment of proxy holder

10.7

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, holding more than one share in respect of which he is entitled to vote at a meeting of shareholders of the Company may, by proxy, appoints one or more, but not more than three, proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.  If such a shareholder should appoint more than one proxy holder for the same occasion he shall specify the number of shares each proxy holder shall be entitled to vote.

Alternate proxy holders

10.8

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

Proxy holder need not be shareholder

10.9

A proxy holder need not be a shareholder of the Company.

Form of proxy

10.10

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

(Name of Company)

The undersigned, being a shareholder of the above named Company, hereby appoints                         , or failing that person,                         , as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on the       day of            , 20   and at any adjournment of that meeting.

Signed this       day of             , 20  .

(Signature of shareholder)

Deposit of proxies

10.11

A proxy for a meeting of shareholders must

(a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, by written instrument, telefax, telegram, telex, electronic mail or any method of transmitting legibly recorded written messages, at least the number of business days specified in the notice, or if no number of days is specified, two business days, before the day set for the holding of the meeting, or

(b) unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting.

Revocation of proxies

10.12

Subject to Article 10.14, every proxy may be revoked by an instrument in writing that is

(a) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b) provided at the meeting to the chair of the meeting.

Revocation of proxies must be signed

10.13

An instrument referred to in Article 10.13 must be signed as follows:

(a) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee;

(b) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 10.5.

Validity of proxy votes

10.14

A vote given in accordance with the terms of a proxy is valid despite the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received

(a) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b) by the chair of the meeting, before the vote is taken.

Production of evidence of authority to vote

10.15

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 11 – ELECTION AND REMOVAL OF DIRECTORS

First Directors

11.1

The Company’s first directors shall be the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act.

Number of directors

11.2

The Company must have a board of directors consisting of

(a) subject to paragraph (b), the number of directors that is equal to the number of the Company’s first directors, or

(b) the number of directors set by ordinary resolution of the shareholders, but notwithstanding anything contained in these articles, the number of directors shall never be less than one or, if the Company is or becomes a public company, less than three.

Change in number of directors

11.3

If the number of directors is changed by the shareholders under Article 11.2(b),

(a) the change is effective whether or not previous notice of the resolution was given, and

(b) the shareholders may elect, or appoint by ordinary resolution, the directors needed to fill any vacancies in the board of directors that result from that change.

Election of directors

11.4

At every annual general meeting,

(a) the shareholders entitled to vote at the annual general meeting for the election or appointment of directors must elect a board of directors consisting of the number of directors for the time being fixed under these articles, and

(b) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or reappointment.

Consent to be a Director

i.5

No election, appointment or designation of an individual as a director is valid unless:

(a)

that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

Failure to elect or appoint directors

11.6

If the Company fails to hold an annual general meeting in accordance with the Business Corporations Act or fails, at an annual general meeting, to elect or appoint any directors, the directors then in office continue to hold office until the earlier of

(a) the date on which the failure is remedied,

(b) the day on which the next annual general meeting is held, and

(c) the date on which they otherwise cease to hold office under the Business Corporations Act or these articles.

Places of Retiring Directors Not Filled

11.7

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

Directors May Fill Casual Vacancies

11.8

Any casual vacancy occurring in the board of directors may be filled by the directors.

Remaining Directors Power to Act

11.9

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

Additional directors

11.10

Despite Articles 11.8 and 11.9, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article must not at any time exceed

(a) one third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office, or

(b) in any other case, one third of the number of the current directors who were elected or appointed as directors other than under this Article.

Directors’ acts valid despite vacancy

11.11

An act or proceeding of the directors is not invalid merely because fewer than the number of directors required by Article 11.2 are in office.

Qualification as Director and Share qualification

11.12

A director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Business Corporations Act, to become or act as a director.

Remuneration

11.13

The remuneration of the directors as such may from time to time be determined by the directors or, if the directors shall so decide, by the shareholders.  Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a director.  The directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company (including, if authorized by resolution of the directors in respect of the directors generally, those incurred in attending meetings of the directors or of any committees of the directors) and if any director shall perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specially occupied in or about the Company’s business, he may be paid a remuneration to be fixed by the board of directors, or, at the option of such director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive.  The directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Alternate director

11.14

Any director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present unless the directors shall have reasonably disapproved the appointment of such person as an alternate director and shall have given notice to that effect to the director appointing the alternate director within a reasonable time after delivery of such instrument to the Company.  Every such alternate shall be entitled to notice of meetings of the directors and to attend, be counted in the quorum and vote as a director at a meeting at which the person appointing him is not personally present, and, if the alternate is a director in his own right, to be separately counted in the determination of a quorum on behalf of the director or directors he is representing and to have a separate vote on behalf of the director or directors he is representing.  Every such alternate, to the extent not restricted by the instrument appointing him, may sign on behalf of the director or directors who appointed him, resolutions submitted to the directors to be consented to in writing, and shall be deemed to be a director for the purposes of so signing such resolutions.  Save as aforesaid or as expressly otherwise provided in these articles, an alternate director shall not generally have the power to act as a director.  A director may at any time by instrument in writing revoke the appointment of an alternate appointed by him.  The remuneration if any payable to such an alternate director shall be payable out of the remuneration of the director appointing him.  The appointment or revocation of the appointment of an alternate director may be by telefax, telegram, telex, electronic or any method of transmitting legibly recorded written messages delivered to the Company.

Revocation of appointment

11.15

The appointment of an alternate director shall terminate if:

(a) the director who appointed him at any time or by notice to the Company revokes his appointment;

(b) he resigns by notice to the Company;

(c) the director who appointed him ceases for any reason to be a director;

(a)

he ceases to hold the qualifications necessary for a director pursuant to the Business Corporations Act; or

(b)

the term of his appointment, if any, expires.

Ceasing to be a Director

11.16

A director ceases to be a director when:

(a)

the term of office of the director expires;

(b)

the director dies;

(c)

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)

the director is removed from office pursuant to these Articles.

Removal of Director by Shareholders

11.17

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

Removal of Director by Directors

11.18

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 12 POWERS AND DUTIES OF DIRECTORS

Powers of Management

12.1

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

Appointment of Attorney of Company

12.2

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 13 – PROCEEDINGS OF DIRECTORS

Meetings of directors

13.1

The Directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

Chair of meetings

13.2

Meetings of directors are to be chaired by

(a)  the chair of the board, if any,

(b)

in the absence of the chair of the board, the president, if any, if the president is a director, or

(c)

any other director chosen by the directors if

(i)

if neither the chairman of the board nor the president, if a director, is present at the meeting within fifteen minutes after the time set for holding the meeting,

(ii)

neither the chair of the board nor the president, if a director, is willing to chair the meeting, or

(iii)

the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Voting at meetings

13.3

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Who may call extraordinary meetings

13.4

A director may, and the secretary, if any, on request of a director must, call a meeting of the board at any time.

Notice of extraordinary meetings

13.5

Subject to Articles 13.6 and 13.7, if a meeting of the board is called under Article 13.4, reasonable notice of that meeting, specifying the place, date and time of that meeting, must be given to each of the directors

(a) by mail addressed to the director’s address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,

(a)

by leaving it at the director’s prescribed address or at any other address provided to the Company by the director for this purpose, or

(b)

orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method of audibly or legibly transmitting messages.

When notice not required

13.6

It is not necessary to give notice of a meeting of the directors to a director if

(a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed, or

(b) the director has filed a waiver under Article 13.8.

Meeting valid despite failure to give notice

13.7

The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

Waiver of notice of meeting

13.8

Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal.  A waiver as aforesaid may be given by telefax, telegram, telex, electronic mail or other reliable method of transmitting legibly recorded written messages.

Effect of waiver

13.9

After a director files a waiver under Article 13.8 with respect to future meetings of the directors, and until that waiver is withdrawn, notice of any meeting of the directors need not be given to that director unless the director otherwise requires in writing to the Company.

Quorum

13.10

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the number of directors positions then fixed for the Company, whether or not each position is filled.

If only one director

13.11

If there is only one director, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a meeting.

Validity of Acts Where Appointment Defective

13.12

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

Consent resolution

13.13

A resolution consented to in writing (which resolution may be in counterparts which together shall be deemed to constitute one resolution in writing) whether by document, telefax, telegram, telex, electronic mail or any other reliable method of transmitting legibly recorded written messages provided that the identity of the sender and the valid authorization of the message by the sender can be reasonably verified, by all of the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held on the date, expressly or by necessary implication stated thereon to be the effective date of the passage or adoption of the resolution.  In the event of counterparts bearing expressly or by implication different effective dates, then in the absence of a further resolution of the directors in that regard, the date the resolution is passed or adopted shall be deemed to be the latest effective date stated on any counterpart.

PART 14 – COMMITTEES OF DIRECTORS

Appointment of committees

14.1

The directors may, by resolution,

(a)

appoint one or more committees consisting of the director or directors that they consider appropriate,

(b)

delegate to a committee appointed under paragraph (a) any of the directors’ powers, except

(i)

the power to fill vacancies in the board,

(ii)

the power to change the membership of, or fill vacancies in, any committee of the board, and

(iii)

the power to appoint or remove officers appointed by the board, and

(c)

make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.

Obligations of committee

14.2

Any committee formed under Article 14.1, in the exercise of the powers delegated to it, shall

(a) keep regular minutes of their proceedings and meetings and shall cause them to be recorded in books kept for that purpose,

(b)

report the same to the directors at such times as the directors may from time to time require; and

(c)

conform to any rules or restrictions that the Board may from time to time prescribe.

Powers of board

14.3

The board may, at any time,

(a)

revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,

(b)

terminate the appointment of, or change the membership of, a committee, and

(c)

fill vacancies in a committee.

Committee meetings

14.4

The meetings and proceedings of a committee consisting of more than one member shall be governed by the provisions of these articles regulating the proceedings and meetings of the directors, including

(a)

the members of a directors’ committee may meet and adjourn as they think proper,

(b)

a directors’ committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within fifteen minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting,

(c)

a majority of the members of a directors’ committee constitutes a quorum of the committee, and

(d)

questions arising at any meeting of a directors’ committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

Audit Committee

14.5

If the Company is or becomes a public company, the directors shall appoint an audit committee at such time and consisting of such members of their body as they think fit subject to the Business Corporations Act.  The audit committee shall exercise the powers and perform the functions of an audit committee as described in the Business Corporations Act.  In addition, the directors may delegate to the audit committee any power of the directors (except the power to fill vacancies in the board, the power to change the membership of, or fill vacancies in, any committee of the directors and the power to appoint or remove officers appointed by the directors) which the Board considers advisable, subject to such conditions as may be prescribed by the directors.

PART 15 – OFFICERS

Appointment of officers

15.1

The board may, from time to time, appoint a president, secretary and any other officers that it considers necessary or advisable, and, except where otherwise provided in these Articles, none of the individuals appointed as officers need be a member of the board.

Functions, duties and powers of officers

15.2

The board may, for each officer,

(a)

determine the functions and duties the officer is to perform,

(b)

entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and

(c)

from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers of the officer.

Qualifications

15.3

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

Remuneration and Terms of Appointment

15.4

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board.

Disclosure of interest

15.5

Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the board the fact and the nature and extent of the conflict.

PART 16 – DISCLOSURE OF INTEREST OF DIRECTORS

Obligation to Account for Profits

16.1

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

Restrictions on Voting by Reason of Interest

16.2

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

Interested Director Counted in Quorum

16.3

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Disclosure of Conflict of Interest or Property

16.4

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

Other office of director

16.5

A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

No disqualification

16.6

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise.

Professional services by director or officer

16.7

Subject to compliance with the provisions of the Business Corporations Act, a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

Accountability

16.8

A director or officer may be or become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation, firm or entity.

PART 17 - INDEMNIFICATION

Indemnification of directors

17.1

The directors shall cause the Company to indemnify its directors, alternate directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by the Business Corporations Act.

Deemed contract

17.2

Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity referred to in Article 17.1.

Indemnification of Other Persons

17.3

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

Non-Compliance with Business Corporations Act

17.4

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

Company May Purchase Insurance

17.5

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)

is or was a director, alternate director, officer, employee or agent of the Company;

(b)

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

PART 18 - DIVIDENDS

Declaration of dividends

18.1

Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

No notice required

18.2

The directors need not give notice to any shareholder of any declaration under Article 18.1.

Directors may determine when dividends payable

18.3

Any dividend declared by the directors may be made payable on such date as is fixed by the directors.

Record Date

18.4

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

Dividends to be paid in accordance with number of shares

18.5

Subject to the rights of shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

Manner of paying dividends

18.6

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

Dividend bears no interest

18.7

No dividend bears interest against the Company.

Fractional dividends

18.8

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of dividends

18.9

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed

(a)

subject to paragraphs (b) and (c), to the address of the shareholder,

(b)

subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholders whose name stands first on the central securities register in respect of the shares, or

(c)

to the person and to the address as the shareholder or joint shareholders may direct in writing.

Receipt by joint shareholders

18.10

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

Capitalization of Surplus

18.11

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

PART 19 – ACCOUNTING RECORDS

Recording of financial affairs

19.1

The board must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

Inspection of Accounting Records

19.2

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

PART 20 – EXECUTION OF INSTRUMENTS UNDER SEAL

Who may attest seal

20.1

The Company’s seal, if any, must not be impressed on any instrument except when that impression is attested by the signature or signatures of

(a)

any two directors;

(b)

any officer, together with any director,

(c)

if the Company only has one director, that director, or

(d)

any one or more directors or officers or persons as may be determined by resolution of the directors.

Sealing copies

20.2

For the purpose of certifying under seal a true copy of any resolution or other document, the seal must be impressed on that copy and, despite Article 20.1, may be attested by the signature of any director or officer.

Form of signature

20.3

The signatures of any one or more of the directors and officers of the Company and any persons referred to in Article 20.1 may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company; and any instrument on which the signature of any such person is so reproduced by authorization of the directors shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be, subject to the Business Corporations Act, as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office (if applicable) at the date of the delivery or issue of such instrument.  The term “instrument” as used in Article 20.1 and this Article 20.3 shall include deeds, mortgage, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligation, certificates of the Company’s shares, bonds, debentures and other securities and debt obligations of the Company, and all paper-writings.

PART 21 - NOTICES

Method of Giving Notice

21.1

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)

mail addressed to the person at the applicable address for that person as follows:

(i)

for a record mailed to a shareholder, the shareholder's registered address;

(ii)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)

in any other case, the mailing address of the intended recipient;

(b)

delivery at the applicable address for that person as follows, addressed to the person:

(i)

for a record delivered to a shareholder, the shareholder's registered address;

(ii)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)

in any other case, the delivery address of the intended recipient;

(c)

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)

sending the record by email to the email address provided by the intended recipient for the record or records of that class;

(e)

physical delivery to the intended recipient.

Deemed Receipt of Mailing

21.2

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 21.1(a) is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

Certificate of Sending

21.3

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 21.1(a), prepaid and mailed or otherwise sent as permitted by Article 21.1(a) is conclusive evidence of that fact.

Notice to joint shareholders

21.4

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder whose name stands first on the central securities register in respect of the share.

Notice to trustees

21.5

If a person becomes entitled to a share as a result of the death, bankruptcy or incapacity of a shareholder, the Company may provide a notice, statement, report or other record to that person by

(a)

mailing the record, addressed to that person

(i)

by name, by the title of representative of the deceased or incapacitated shareholder, by the title of the bankrupt shareholder or by any similar description, and

(ii)

at the address, if any, supplied to the Company for that purpose by the person claiming to be so entitled, or

(a)

if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 22 – SPECIAL RIGHTS AND RESTRICTIONS

Rights and restrictions

22.1

The preferred shares of the Company (the “Preferred Shares”) shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)

The Preferred Shares may at any time and from time to time be issued in one or more series.

(b)

The directors of the Company shall, subject as hereinafter provided, by resolution duly passed before the first issue of the Preferred Shares of any Series,

(i)

determine the maximum number of shares of any of those series of Preferred Shares that the Company is authorized to issue, determine that there is no maximum number or alter any determination made under this subparagraph, and authorize the alteration of the notice of articles accordingly;

(ii)

alter the articles, and authorize the alteration of the notice of articles, to create an identifying name by which the shares of any of those series of Preferred Shares may be identified or to alter any identifying name created under this subparagraph;

(iii)

alter the articles, and authorize the alteration of the notice of articles, to attach special rights or restrictions to the shares of any of those series of Preferred Shares or to alter any such special rights or restrictions.

(c)

The Preferred Shares of any Series may have attached thereto preferences, privileges, rights, restrictions, conditions or limitations with regard to dividends (which, in the case of fixed dividends, shall in all cases be cumulative), whether in cash or otherwise, voting, the right to convert such shares into common shares or otherwise including, without limiting the generality of the foregoing, preferences, privileges, rights, restrictions, conditions, or limitations with respect to:

(i)

the redemption or purchase of Preferred Shares by the Company;

(ii)

retraction privileges;

(iii)

sinking funds or funds for the purchase or redemption of Preferred Shares;

(iv)

payment of dividends on any other shares of the Company;

(v)

redemption, purchase or other retirement of any shares of the Company or of any subsidiary of the Company;

(vi)

the exercise by the Company of any right to elect that any one or more dividends are to be paid out of one or more special surplus accounts recognized for tax purposes;

(vii)

subdivision, consolidation or reclassification of any shares of the Company;

(viii)

borrowing by the Company or any subsidiary of the Company;

(ix)

the creation or issue of any debt or equity securities by the Company or any subsidiary of the Company including the issue of any Preferred Shares in addition to the Preferred Shares at any time outstanding;

(x)

reduction of capital by the Company or any subsidiary of the Company;

(xi)

retirement of notes, bonds or debentures or other indebtedness of the Company or any subsidiary of the Company;

(xii)

conduct of the business of the Company or investment of its funds;

(xiii)

meetings of holders of Preferred Shares; and

(xiv)

the right of holders of Preferred Shares to convert or exchange such shares into shares of any class of the Company or into or for any other securities of the Company or into or for shares or securities of any other corporation.

(d)

The holders of Preferred Shares shall be entitled to:

(i)

preference with respect to payment of dividends over the common shares and over any other shares ranking junior to the Preferred Shares with respect to payment of dividends;

(ii)

preference with respect to distribution of assets in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs over the common shares and over any other shares ranking junior to the Preferred Shares with respect to the repayment of capital; and

(iii)

with respect to each Series such other preferences over the common shares and over any other shares ranking junior to the Preferred Shares in any respect, as are not inconsistent with the provisions of this Part 22 and as may be determined for that Series.

(e)

The Preferred Shares of each Series shall rank ratably with the Preferred Shares of every other Series on the return of capital and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the company among its shareholders for the purpose of winding-up its affairs.  When fixed cumulative dividends that are due on any Series of Preferred Shares are not paid in full, the shares of all Series of Preferred Shares participate ratably in respect of accumulated dividends in accordance with the amounts that would be payable on those shares if all the accumulated dividends were paid in full.

(f)

Subject to such rights relating to the election of directors on a default in payment of dividends as may be attached to any Series of the Preferred Shares by the directors, holders of the Preferred Shares shall not be entitled as such to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

(g)

The Company shall not without, but may from time to time with, the authorization of the holders of the Preferred Shares required by the Business Corporations Act, increase the authorized number of Preferred Shares or create any class of shares ranking in priority to or on a parity with the Preferred Shares.

PART 23 - Number and Designation of and

Rights, Privileges, Restrictions and Conditions Attaching

to the Series “A” Convertible Preferred Shares

23.1

The first series of Preferred Shares shall consist of 27,500 Preferred Shares which shall be designated as Series “A” Convertible Preferred Shares (hereinafter referred to as the “Series A Convertible Preferred Shares”) and which, in addition to the rights, privileges, restrictions and conditions attached to the Class “A” Convertible Preferred Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

(a)

Consideration for Issue

The consideration for the issue of each Series A Convertible Preferred Shares shall be CDN$100.00 (the “Original Purchase Price”).

(b)

Dividends

(i)

The holders of the Series A Convertible Preferred Shares shall be entitled to receive, and the Company shall pay in priority and in preference to any shares of any other class, as and when declared by the Board of Directors of the Company, out of monies of the Company properly applicable to the payment of dividends, cumulative preferential cash dividends payable annually, in arrears,  on the last day of each calendar year at the rate of 8% per annum on the Original Purchase Price for the first two years from the date of issuance of the Series A Convertible Preferred Shares (the “Closing Date”) and at the rate of 12% per annum for the third and succeeding years from the Closing Date.  Dividends shall accrue on a day-to-day basis.

(ii)

If on any date on which dividends are to be paid the dividends accrued to such date are not paid in full on all of the Series A Convertible Preferred Shares then outstanding, such dividends, or the unpaid part thereof, shall be paid on a subsequent date or dates determined by the directors of the Company on which the Company shall have sufficient monies properly applicable to the payment of such dividends.  No dividends shall be declared on shares of any other class of the Company unless and until all accrued and unpaid dividends on the Series A Convertible Preferred Shares have been paid in full.  The holders of Series A Convertible Preferred Shares shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

(c)

Redemption

(i)

Subject to the restrictions set out in section (e) hereof, the Company may redeem at any time after the fifth anniversary from the Closing Date any part of the then outstanding Series A Convertible Preferred Shares, on payment for each share to be redeemed of CDN$120.00 (the “Premium Price”), plus all accrued, accumulated and unpaid dividends up to the date fixed for redemption (the “Redemption Price”).

(ii)

Notwithstanding sub-section (c)(i) hereof, the Company may redeem any part of the then outstanding Series A Convertible Preferred Shares at any time prior to the fifth anniversary from the Closing Date in the manner set out in sub-section (c)(i) provided that the Current Market Price is less than $0.25 and provided further that the payment per share shall be based on the Original Purchase Price (plus all accrued, accumulated and unpaid dividends up to the date fixed for redemption) instead of the Premium Price.

(iii)

If a part only of the then outstanding Series A Convertible Preferred Shares are to be redeemed, such Series A Convertible Preferred Shares shall be selected from the outstanding Series A Convertible Preferred Shares then held by each registered holder on a pro-rata basis (disregarding fractions).  If a part only of the Series A Convertible Preferred Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Company upon presentation and surrender of the first mentioned certificate.

(iv)

In any case of redemption of Series A Convertible Preferred Shares, the Company shall not less than 30 days and not more than 60 days before the date specified for redemption send by prepaid mail or deliver to the registered address of each person who at the date of mailing or delivery is a registered holder of Series A Convertible Preferred Shares to be redeemed a notice in writing of the intention of the Company to redeem such Series A Convertible Preferred Shares.  Such notice shall set out the number of Series A Convertible Preferred Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places within Canada at which holders of Series A Convertible Preferred Shares may present and surrender such shares for redemption and, if only part of the Series A Convertible Preferred Shares held by the holder are to be redeemed, the number thereof to be redeemed.  On and after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of the registered holders of the Series A Convertible Preferred Shares to be redeemed the Redemption Price of such shares on presentation and surrender, at the registered office of the Company or any other place or places within Canada specified in such notice of redemption, of the certificate or certificates representing the Series A Convertible Preferred Shares called for redemption.   From and after the date specified for redemption in any such notice of redemption, the Series A Convertible Preferred Shares called for redemption shall cease to be entitled to dividends or any other participation in the assets of the Company and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation and surrender of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected.

(v)

Notwithstanding anything contained in this section (c), the giving by the Company of a notice of redemption hereunder shall in no way impair the conversion right set out in section (d) hereof and if a holder receiving a notice of redemption wishes to exercise such conversion right, he may so do within 20 days following the notice of redemption, then the notice of redemption given by the Company shall be of no force and effect whatsoever with respect to the Series A Convertible Preferred Shares so converted but shall be effective with respect to such Series A Convertible Preferred Shares as are not so converted.

(d)

Conversion

(i)

Subject to the terms and conditions hereinafter set forth, including the restrictions set out in section (e) hereof, the holders of the Series A Convertible Preferred Shares shall have the right at any time and from time to time prior to the fifth anniversary from the Closing Date to convert any or all of the Series A Convertible Preferred Shares into common shares of the Company (the “Common Shares”) upon the basis of one Series A Convertible Preferred Share for 400 Common Shares in respect of which the conversion right is exercised at a conversion price of $0.25 per Common Share.

(ii)

Notwithstanding sub-section (d)(i), the holders of the Series A Convertible Preferred Shares shall have the right to convert any or all of the Series A Convertible Preferred Shares into Common Shares for the 20 day period following receipt of a notice of redemption given under section (c) hereof any time after the fifth anniversary from the Closing Date on and subject to the provisions set out in this section (d) provided that the number of Common Shares issuable for each Series A Convertible Preferred Share in respect of which the conversion right is exercised shall be determined by dividing the Original Purchase Price by:

(A)

The Current Market Price on the date the notice of redemption is issued by the Company; or

(B)

If the holder so elects, and any Common Shares so issued are affixed with a legend, in the form prescribed by the TSX-V, to the effect that such shares are subject to a hold period expiring four months plus one day from the date of issuance thereof, the Current Market Price less any applicable discounts permitted by the TSX-V.

(iii)

The conversion right herein provided for may be exercised by deposit with the transfer agent of the Company the certificate or certificates representing the Series A Convertible Preferred Shares in respect of which the holder thereof desires to exercise such right of conversion which certificates shall be accompanied by a duly dated, completed and signed election form in the form attached hereto.  If less than all the Series A Convertible Preferred Shares represented by any certificate or certificates are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Series A Convertible Preferred Shares comprised in the certificate or certificates surrendered as aforesaid which are not to be converted.

(iv)

The registered holder of Series A Convertible Preferred Shares who has taken all steps required to effect conversion of such shares shall be entitled to receive dividends immediately preceding the conversion date.

(v)

On any conversion of Series A Convertible Preferred Shares, the certificate or certificates representing the common shares of the Company resulting therefrom shall be issued at the expense of the Company in the name of the holder of the Series A Convertible Preferred Shares converted or in such name or names as such holder may direct in writing.

(vi)

So long as any Series A Convertible Preferred Shares are outstanding, the Company shall make all requisite filings under applicable Canadian securities legislation including those necessary to remain a reporting issuer not in default and the Company shall at all times allot, reserve and hold out of its unissued common shares a sufficient number of unissued common shares to enable all of the Series A Convertible Preferred Shares to be converted upon the basis and upon the terms and conditions provided herein.

(e)

Restrictions on Conversion

The holder of Series A Convertible Preferred Shares shall not be entitled to convert and the Company shall not be entitled to redeem any of the Series A Convertible Preferred Shares if such exercise or redemption would have the effect of causing the holder to become an Insider of the Company (as such term is defined under the Securities Act (British Columbia)), unless the holder has first provided the TSX Venture Exchange (the “Exchange”) with a Personal Information Form (“PIF”) pursuant to Policy 3.2, s.6, and such PIF has been approved by the Exchange, or if such exercise or redemption would have the effect of causing the number of Common Shares then beneficially owned or controlled by the holder, directly or indirectly, to be equal to or greater than 20% of the issued and outstanding Common Shares, unless the holder has first obtained approval of the holders of Common Shares in accordance with the applicable policies of the Exchange.

(f)

Adjustment of Conversion Rate and Conversion Amount

(i)

For the purposes of this section (f), the following term shall have the following meaning:

(A)

“Common Share Reorganization” means a subdivision of the outstanding Common Shares into a greater number of Common Shares, a consolidation of the outstanding Common Shares into a lesser number of Common Shares, a re-classification of the Common Shares or an issuance of Common Shares or securities convertible into Common Shares (“Convertible Securities”) by way of stock dividend or other distribution payable in Common Shares or Convertible Securities;

(B)

“Current Market Price” means, at any date, the weighted average price per Common Share at which the Common Shares have traded on the TSX Venture Exchange or such other stock exchange which constitutes the principal trading market (by volume) for the Common Shares (or if not so listed on any stock exchange then on any over-the-counter market on which the Common Shares are traded) during the 20 consecutive trading days (on each of which at least 500 Common Shares are traded in board lots) ending the fifth trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Common Shares sold; or if at any time the Common Shares are not listed on an exchange or trading on any over-the-counter market, the Current Market Price shall be determined in good faith by the Board;

(C)

“Rights Offering” means the issuance of rights, options or warrants to all or substantially all the holders of Common Shares entitling them, for a period expiring not more than 45 days after a record date set for such purpose, to subscribe for or purchase Common Shares or Convertible Securities at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price of the Common Shares on such record date;

(D)

“Conversion Amount” means $0.25 or such other number as may be determined under sub-section (d)(ii), where applicable, as adjusted from time to time pursuant to this section (f); and

(E)

“Conversion Rate” means the number of Common Shares into which each Series A Convertible Preferred Share is convertible, which, subject to adjustment pursuant to this section (f), is 400 or such other number as may be determined under sub-section (d)(ii), where applicable;

(ii)

Adjustments for Common Share Reorganization.  If and whenever at any time and from time to time on or after the first date upon which any Series A Convertible Preferred Shares are issued the Company (the “Initial Issuance Date”) shall undergo a Common Share Reorganization, from and after the close of business (Pacific Time) on the record date on which the holders of Common Shares are determined for the purpose of such Common Share Reorganization, in the case of a stock dividend or other distribution, or on the effective date, in the case of a subdivision or consolidation, the Conversion Rate that would otherwise apply pursuant to any conversion pursuant to the provisions hereof in the absence of this Section (f) will be adjusted by multiplying such Conversion Rate by the quotient obtained when:

(A)

the total number of Common Shares outstanding after the completion of such Common Share Reorganization (but before giving effect to the issue of any Common Shares issued after such record date otherwise than as part of such Common Share Reorganization);

is divided by:

(B)

the number of Common Shares outstanding at the close of business on such record date before giving effect to the Common Share Reorganization,

and the Conversion Amount shall be adjusted by multiplying such Conversion Amount by the quotient obtained when the amount referred to in subsection (ii)(B) above is divided by the amount referred to in subsection (ii)(A) above.  The number of Common Shares outstanding shall include the deemed conversion into or exchange for Common Shares of any Convertible Securities distributed by way of stock dividend or other such distribution.

(iii)

Adjustments for Rights Offering.  If and whenever at any time and from time to time on or after the Initial Issuance Date the Company shall undergo a Rights Offering, from and after the close of business (Pacific Time) on the record date on which the holders of Common Shares are determined for the purpose of such Rights Offering, the Conversion Amount shall be adjusted so that it shall equal the price determined by multiplying the Conversion Amount in effect on such record date by a fraction:

(A)

the numerator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Market Price of the Common Shares on the record date: (1) the amount obtained by multiplying the number of Common Shares which the holders of Common Shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of Common Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(B)

the denominator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of Common Shares which the holders of Common Shares are entitled to subscribe for or purchase; or (2) the maximum number of Common Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities.

(iv)

If a Rights Offering results in an adjustment to the Conversion Amount pursuant to the provisions of this Section (f), the Conversion Rate shall be adjusted contemporaneously with the adjustment of the Conversion Amount by multiplying the Conversion Rate in effect prior to such adjustment by a fraction, the numerator of which shall be the Conversion Amount in effect immediately prior to such adjustment and the denominator of which shall be the Conversion Amount resulting from such adjustment.

(v)

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Amount and Conversion Rate shall then be readjusted to the Conversion Amount and Conversion Rate which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(vi)

Adjustments for Reclassification.  If and whenever at any time and from time to time on or after the Initial Issuance Date there is any reclassification of the Common Shares or change of the Common Shares into other shares, or in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity which results in any reclassification of the Common Shares or a change of the Common Shares into other shares, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event a “Reclassification”), there shall thereafter be deliverable upon the conversion of the Series A Convertible Preferred Shares the number of shares or other securities or property to which the holder of the number of Common Shares which would otherwise have been deliverable upon the conversion of the Series A Convertible Preferred Shares at the time would have been entitled upon such Reclassification.

(vii)

Other Adjustments.  In case the Company after the Initial Issuance Date shall take any action affecting the Common Shares, other than action elsewhere described in this Section (f), which in the opinion of the directors of the Company, acting reasonably, would materially adversely affect the rights of the holders of the Series A Convertible Preferred Shares, the Conversion Amount or the Conversion Rate shall be adjusted in such manner, if any, and at such time, by action by the directors, acting reasonably and equitably in the circumstances.

(viii)

Successive Adjustments.  The adjustments provided in this Section (f) are cumulative and shall apply to successive Common Share Reorganizations.

(ix)

Resolution of Calculation and Adjustment Questions.  If at any time a question arises with respect to adjustments or calculations made under this section (f), such questions shall be determined by the independent auditors of the Company whose determination shall be conclusive and binding upon the Company and all holders of Series A Convertible Preferred Shares.

(g)

Restrictions on Dividends and Retirement of Shares

So long as any of the Series A Convertible Preferred Shares are outstanding, the Company shall not, without the approval of all holders of the Series A Convertible Preferred Shares given as hereinafter specified:

(i)

declare, pay or set apart for payment any dividends on shares ranking as to dividends junior to the Series A Convertible Preferred Shares;

(ii)

call for redemption, redeem, purchase or otherwise pay off or retire for value any shares ranking as to capital junior to the Series A Convertible Preferred Shares;

(iii)

call for redemption, redeem, purchase or otherwise pay off or retire for value less than all of the Series A Convertible Preferred Shares; or

(iv)

except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching to any series of preferred shares from time to time issued, call for redemption, redeem, purchase or otherwise pay off or retire for value any shares ranking as to capital on a parity with the Series A Convertible Preferred Shares, unless, in each such case, all dividends then payable on the Series A Convertible Preferred Shares then outstanding and on all other shares of the Company ranking as to dividends on a parity with the Series A Convertible Preferred Shares accrued shall have been declared and paid or set apart for payment.

(h)

Voting Rights

The holders of the Series A Convertible Preferred Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting (but shall be entitled to receive notice of meetings of shareholders of the Company called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof).

(i)

Liquidation, Dissolution or Winding Up

In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of any distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Series A Convertible Preferred Shares shall be entitled to receive from the assets of the Company, in priority and in preference to any distribution of any of the Company’s assets to the holders of shares of any other class, a sum equal to CDN$100.00 per Series A Convertible Preferred Share held by them respectively, plus an amount equal to all accrued and unpaid dividends thereon up to the date of payment.  After payment to the holders of the Series A Convertible Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the assets of the Company.

(j)

Amendment

The Company may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, restrictions, conditions and limitations attaching to or affecting the Series A Convertible Preferred Shares may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holders of not less than two-thirds (2/3) of the Series A Convertible Preferred Shares represented (in person or by proxy) and voted at a meeting duly called, in addition to such other vote of other classes of shareholders as may be required by the Business Corporations Act (British Columbia).

Certified Correct as of September 30, 2005 _______________________________ Alton C. Morgan, President and CEO

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